Exhibit 10.1

TEMPORARY WAIVER AND EXCHANGE AGREEMENT

This TEMPORARY WAIVER AND EXCHANGE AGREEMENT (including the schedules, annexes and exhibits hereto, this “Agreement”), dated as of October 30, 2023 (the “Effective Date”), is by and among Sientra, Inc., a Delaware corporation (the “Borrower” or the “Company” as applicable), the other Loan Parties (as defined in the Facility Agreement (as defined below)) signatory hereto, and Deerfield Partners, L.P., in its capacity as Agent for the Lenders (in such capacity, the “Agent”) and as a lender (the “Lender”). Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings given to them in the Facility Agreement.

RECITALS:

A. The Borrower, the other Loan Parties signatory hereto and the Lender are parties to that certain Amended and Restated Facility Agreement, dated as of October 12, 2022 (as so amended and restated, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Facility Agreement”).

B. The Lender holds an Original Loan Convertible Note issued by the Borrower to the Lender on October 12, 2022 in the initial principal amount of $50,000,000 (including any Original Loan Convertible Note issued in exchange, transfer or replacement thereof, and as the same has been or may hereafter be amended, modified, restated or otherwise supplemented from time to time, the “Note”). As of the date hereof, the outstanding Principal (as used herein, as defined in the Note) of the Note is $50,000,000. In addition, the Lender holds a Disbursement Loan Convertible Note issued by the Borrower to the Lender on October 12, 2022 in the initial principal amount of $23,000,000. As of the date hereof, the outstanding principal amount of such Disbursement Loan Convertible Note is $23,000,000.

C. Certain Defaults and Events of Default have (or, in the case of clause (ii) of this paragraph, may have) occurred and are continuing (i) under Section 7.1(b) of the Facility Agreement as a result of the Borrower’s failure to satisfy the minimum revenue financial covenant set forth in Section 6.10 of the Facility Agreement for the fiscal quarter ending September 30, 2023, resulting in an Event of Default under Section 7.1(b) of the Facility Agreement (the “Specified Event of Default”) and (ii) under Section 7.1(c) of the Facility Agreement (or otherwise) as a result of any representation or warranty made or deemed made prior to the Effective Date by any Loan Party in the Facility Agreement, any other Facility Document or any document required to be delivered in connection with any Facility Document, being incorrect, false or misleading in any material respect (except to the extent that such representation or warranty is qualified by reference to materiality or Material Adverse Effect, to which extent it shall have been incorrect, false or misleading in any respect) as of the date it was made or deemed made solely due to the existence of (x) the Specified Event of Default (prior to the Effective Date) or (y) any action taken that was prohibited at the time taken solely due to the existence of the Specified Event of Default(together with the Specified Event of Default, the “Existing Events of Default”). For the avoidance of doubt, no Event of Default resulting from any action taken (or omitted to be taken) on or after the Effective Date shall constitute an Existing Event of Default.

D. The Borrower has requested that the Lender, being the sole “Lender” within the meaning of the Facility Agreement and constituting the Required Lenders, temporarily waive the Existing Events of Default and, upon the terms and subject to the conditions and limitations set forth in this Agreement (including the satisfaction of the conditions set forth in Section 6.01 of this Agreement), and in reliance on the agreements and covenants set forth herein, the Lender is willing to temporarily waive the Existing Events of Default for the period of time determined in accordance with this Agreement.

E. The Borrower and the Lender have also agreed (i) to exchange, in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise upon the terms and subject to the conditions set forth herein, $1,220,000 of Principal (the “Exchanged Principal Amount”), together with accrued and unpaid interest thereon and an amount (the “Premium Amount”) equal to five hundred and seventy-five basis points (5.75%) of the Exchanged Principal Amount (which is less than the Make Whole Amount that would be payable in respect of a prepayment or redemption of the Exchanged Principal Amount), for a pre-funded warrant to purchase 886,635 shares of Common Stock in substantially the form attached hereto as Exhibit A (a “Pre-Funded Warrant”); and (ii) to provide for the subsequent conversion, at the election of the Holder (as defined in the Note), of up to $18,800,000 of Principal (or any portion thereof), into Pre-Funded Warrants at any time and from time to time prior to January 15, 2024. For the avoidance of doubt, neither the Disbursement Loan Convertible Note nor any Obligations thereunder are being exchanged or modified in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Article I.

exchange; CERTAIN CONVERSIONS

Section 1.01. Exchange. Subject to the terms and conditions hereof, effective as of the Effective Time (as defined below), the Lender and the Borrower hereby agree to exchange the Exchanged Principal Amount of the Note, together with accrued and unpaid interest thereon and the Premium Amount, for the issuance and delivery by the Borrower to the Lender of a Pre-Funded Warrant to purchase 886,635 shares of Common Stock (the “Exchange Warrant”). The exchange contemplated by this Section 1.01 is referred to herein as the “Exchange.”

Section 1.02. Exchange Settlement.

(a) Subject to the satisfaction (or waiver) of all of the conditions to the Exchange set forth in Section 6.01, the Exchange shall be consummated and become effective upon the execution and delivery of this Agreement (the time of such effectiveness, the “Effective Time”).

(b) Upon the Effective Time, the Lender shall be deemed for all purposes to have become the legal, beneficial and record holder of the Exchange Warrant and, upon the issuance to the Lender of the Exchange Warrant, the Principal under the Note shall be deemed to have been reduced by the Exchanged Principal Amount.

(c) If requested by the Lender, promptly following such request, the Borrower shall deliver to the Lender in replacement of the Note an Original Loan Convertible Note in a principal amount that gives effect to the Exchange. As promptly as reasonably practicable thereafter, the Lender shall deliver the Note for cancellation. For the avoidance of doubt, the Exchange shall not be conditioned upon, or be subject to, the delivery of any such Original Loan Convertible Note by the Borrower or delivery of the existing Note by the Lender.

Section 1.03. Conversion Terms.

(a) Notwithstanding anything to the contrary contained in the Note, upon each conversion of the Note, or any portion thereof, pursuant to a Conversion Notice (as defined in the Note) delivered by any holder of the Note (a “Holder”) during the Modified Conversion Period (as defined below):

(i) the “Conversion Amount” (within the meaning of the Note) shall be 105.75% of the Principal to be converted, plus the amount of accrued and unpaid interest on such Principal (the “Converted Interest Amount”), and the “Conversion Price” (within the meaning of the Note) shall be $1.46 per share of Common Stock, subject to adjustment as provided herein and subject to appropriate adjustment to reflect any subdivision of outstanding Common Stock (by any stock split, share or stock dividend, recapitalization or otherwise) or combination of outstanding Common Stock (by consolidation, combination, reverse stock split or otherwise), repayment or reduction of capital or other event giving rise to an adjustment of the nominal amount of such Common Stock hereafter; and

(ii) in lieu of delivering Conversion Shares and paying the Converted Interest Amount in cash, the Borrower shall, promptly and in any event within one (1) Trading Day following delivery of such Conversion Notice, execute and deliver to such Holder a Pre-Funded Warrant exercisable for the number of Conversion Shares otherwise issuable upon such conversion (after giving effect to the provisions of Section 1.03(a), and disregarding for such purpose the Beneficial Ownership Cap (as defined in the Note)) (each such Pre-Funded Warrant, an “Additional Warrant”).

(b) In connection with any Conversion Notice delivered during the Modified Conversion Period, each Additional Warrant shall be deemed to have been issued, and the Person entitled to receive such Additional Warrant shall be treated for all purposes as the legal and record holder of such Additional Warrant upon delivery of the Conversion Notice via facsimile, electronic mail or otherwise in accordance with the terms of the Note. Without limiting the foregoing, (i) the Person entitled to receive each Additional Warrant shall have the right to exercise such Additional Warrant, and to deliver an Exercise Form in substantially the form attached to the form of Pre-Funded Warrant, immediately following its delivery of such Conversion Notice (and in the case of contemporaneous delivery of a Conversion Notice and Exercise Form, the Exercise Form shall be deemed to have been delivered immediately following delivery of the Conversion Notice), and (ii) an Exercise Form delivered in respect of an Additional Warrant shall be effective and, in accordance with the terms of the Pre-Funded Warrant, upon the delivery of an Exercise Form, the Holder shall be deemed for all purposes to have become the holder of record of the Warrant Shares (as defined in the Pre-Funded Warrant) with respect to which such Additional Warrant is being exercised, in each case, regardless of whether or when such Additional Warrant is executed or delivered (or required to be executed or delivered) to such Holder.

(c) For purposes hereof, the term “Modified Conversion Period” means the period commencing on the Effective Date and ending upon the earlier to occur of (i) 11:59 p.m. (New York time) on January 15, 2024 and (ii) such time as the aggregate principal amount of the Note converted in accordance with this Section 1.03 equals $18,800,000.

(d) For the avoidance of doubt, nothing contained herein shall be deemed to affect any other rights of a Holder under the Note, including, but not limited to, the right to receive Additional Conversion Shares (as defined in the Note) upon a conversion of the Note in connection with a Major Transaction (as used herein, as defined in the Note) and any other rights of a Holder in respect of a Major Transaction.

Section 1.04. Intended Tax Treatment. The parties hereto agree that for federal (and applicable state and local) income tax purposes, it is intended that (a) the Exchange and the modifications to the Note pursuant to Section 1.03, respectively, be treated as made pursuant to a recapitalization within the meaning of section 368(a)(1)(E) of the Code (and any similar provision of state or local law), and (b) each Pre-Funded Warrant be treated as exercised upon issuance (the foregoing, the “Intended Tax Treatment”). The parties hereto agree to (and agree to cause their Affiliates to) file their income tax returns consistent with the Intended Tax Treatment (including by adopting a plan of reorganization and making filings under Treasury Regulations section 1.368–3 that are required to support such treatment, as applicable), except as otherwise required by applicable law.

Article II.

TEMPORARY waiver

Section 2.01. Temporary Waiver.

(a) Subject to the satisfaction (or waiver in writing by the Agent) of, and effective upon the conditions set forth in, Section 6.01 (the date upon which such conditions are satisfied (or waived in writing by the Agent), the “Waiver Effective Date”), the Lender (in its capacities as Agent and the sole lender under the Facility Agreement) hereby temporarily waives the Existing Events of Default solely during the Waiver Period. The “Waiver Period” means the period beginning on the Waiver Effective Date and ending on the earlier to occur of (i) January 15, 2024, (ii) any date prior to January 15, 2024 on which any Event of Default (other than the Existing Events of Default) occurs and (iii) the failure of any Loan Party to comply with any term, condition or covenant set forth in this Agreement (such earlier date, the “Waiver Termination Date”). The waiver contained in this Section 2.01(a) is a limited and temporary waiver and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, or alter or impair the obligations or any of the rights or remedies of the Lender (in its capacities as Agent and lender and in any other capacity) under the Facility Documents at law or in equity, except as otherwise expressly set forth herein, of (A) any Default or Event of Default (other than the Existing Events of Default during the Waiver Period) or (B) any term or condition of the Facility Agreement and the other Facility Documents, (iii) shall not constitute nor be deemed to constitute a consent by the Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto. Without limiting the foregoing, the parties hereto acknowledge and agree that immediately following the Waiver Termination Date, none of the Existing Events of Default shall be subject to the waiver contained herein and the Lender (in its capacities as Agent and a lender) shall be entitled to exercise all of its rights and remedies with respect thereto in accordance with the Facility Documents.

(b) Notwithstanding the temporary limited waiver set forth in Section 2.01(a) above or anything to the contrary contained herein, in the Facility Agreement or in the other Facility Documents, each of the Borrower and each other Loan Party hereby acknowledges and agrees that, for purposes of determining whether or not certain actions are permitted to be taken by or on behalf of the Borrower or any other Loan Party upon the satisfaction of any term, condition or requirement in the Facility Agreement or any other Facility Document that a Default or Event of Default shall not have occurred and be continuing, the Existing Events of Default shall be deemed to have occurred and be continuing in respect of any such term, condition or requirement, and the Borrower and the other Loan Parties shall not be permitted to take, or cause to be taken, any such action, other than with respect to actions taken under Section 6.5 of the Facility Agreement for which the Existing Events of Default shall not be taken into consideration in determining if such action is permitted thereunder. Accordingly, any actions taken, or caused to be taken by the Borrower or any other Loan Party in violation of this Section 2.01(b) shall automatically constitute additional Events of Default under the Facility Agreement.

Article III.

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of the Lender. The Lender, represents and warrants to the Borrower as of the date of this Agreement and as of the Effective Date as follows:

(a) Organization and Good Standing. The Lender is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) Authority. The Lender has the requisite limited partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and each Transaction Document (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Lender of this Agreement and each Transaction Document to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Lender and no further action is required in connection herewith or therewith.

(c) Valid and Binding Agreement. This Agreement has been duly executed and delivered by the Lender and constitutes, and upon the execution and delivery by the Lender thereof, each other Transaction Document to which it is a party will have been duly executed and delivered by the Lender and will constitute, the valid and binding obligations of the Lender, enforceable against the Lender in accordance with their terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d) Non-Contravention. The execution and delivery by the Lender of this Agreement and each Transaction Document to which the Lender is or will be a party and the performance by the Lender of its obligations hereunder and thereunder, do not and will not (i) violate any provision of the Lender’s Organizational Documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Lender is subject, or by which the Note is bound or affected except, in each instance of clauses (i) and (ii) hereof, where such violation or conflict would not reasonably be expected, individually or in the aggregate, to result in a material adverse effect on the ability of the Lender to timely perform its obligations under this Agreement or any other Transaction Document to which the Lender is a party.

(e) Exemption. As of the Effective Time, the Lender shall have held the Note of record and beneficially for a period of at least one (1) year for purposes of Rule 144 under the Securities Act and is not, and during the three-month period prior to the date hereof has not been, an “affiliate” (as such term is used in Rule 144 under the Securities Act) of the Borrower. The Lender understands that the Exchange Warrant, the shares of Common Stock issuable upon exercise of the Exchange Warrant (the “Initial Exercise Shares”), any Additional Warrants and any shares of Common Stock issuable upon exercise of any Additional Warrants (the “Additional Exercise Shares” and, together with the Initial Exercise Shares, the Exchange Warrant and each Additional Warrant issued hereunder, the “Securities”) are being offered, sold, issued and delivered to it in reliance upon specific exemptions from registration or qualification under federal and applicable state securities laws.

(f) Ownership of the Exchanged Notes. The Lender is the record and beneficial owner of, and has good and valid title to, the Note, free and clear of all Liens, and has full power to dispose thereof and to exercise all rights thereunder (other than as restricted by this Agreement or the Facility Agreement and other than pledges or security interests that the Lender may have created in favor of a prime broker under and in accordance with its prime brokerage account with such broker), without the consent or approval of, or any other action on the part of, any other Person. Other than the transactions contemplated by this Agreement, there is no outstanding contract, vote, plan, pending proposal or other right of any Person to acquire the Note or any portion thereof. The Lender has not, in whole or in part, (i) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of the Note or its rights in the Note, or (ii) except as would not materially and adversely affect the ability of the Lender to consummate the transactions contemplated hereby, given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Note.

(g) Accredited Investor. The Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Lender understands the economic risk of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

(h) Information. The Lender acknowledges and agrees that (i) the Lender has had the opportunity to review the Borrower’s SEC Reports (as defined below) and this Agreement (including the exhibits hereto), (ii) the Lender has had an opportunity to submit questions to the Borrower concerning the Borrower, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange and has all information that it considers necessary in making an informed investment decision, (iii) the Lender has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to the Exchange. Notwithstanding anything to the contrary contained herein, neither any such review nor any due diligence investigation conducted by the Lender or its advisors, if any, or its representatives shall modify, amend or otherwise affect the Lender’s right to rely on the representations, warranties, covenants and agreements of the Borrower contained in, or otherwise affect the rights and remedies available to the Lender under, this Agreement and the other Transaction Documents.

Section 3.02. Representations and Warranties of the Borrower and the other Loan Parties. The Borrower and each other Loan Party, jointly and severally, hereby represent and warrant to the Lender as of the date of this Agreement and as of the Effective Time as follows:

(a) Organization and Good Standing. Each Loan Party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable and (ii) has all powers to (A) own its assets and has powers and all Permits necessary in the operation of its business as presently conducted or as proposed to be conducted, except where the failure to have such Permits could not reasonably be expected to have a Material Adverse Effect.

(b) Authority. Each Loan Party has all powers to enter into, execute, deliver and perform its obligations under, this Agreement, the Exchange Warrant, any Additional Warrant(s), the Facility Agreement, each other Facility Document and each other document or instrument delivered by it in connection with any of the foregoing, whether or not specifically mentioned herein or therein, in each case, as amended from time to time in accordance with the terms hereof and thereof (collectively, the “Transaction Documents” and each a “Transaction Document”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Borrower and each other Loan Party signatory thereto of this Agreement, the Exchange Warrant, any Additional Warrants and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Borrower and such Loan Party, and no further action of the Borrower or such Loan Party, its board of directors, managers, members or stockholders, as applicable, is required in connection herewith or therewith.

(c) Consents. Neither the Borrower nor any other Loan Party is required to obtain any consent from, authorization or order of, or make any filing or registration with any governmental authority or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by this Agreement, the Exchange Warrant, any Additional Warrants, the Facility Agreement and other Transaction Documents (in each case, to the extent such Loan Party is a signatory thereto), in accordance with the terms hereof or thereof, other than filing the Announcing 8-K Filing (as defined below). None of the Securities will be issued in violation of, any preemptive or similar rights of any Person, or otherwise subject to any preemptive or similar rights of any Person that have not been validly waived, nor will the issuance of any of the Securities trigger any “anti-dilution” or similar adjustment. No vote or approval of the Company’s stockholders is required in connection with this Agreement, the other Transaction Documents or the Exchange, including, for the avoidance of doubt, the issuance of the Securities, under the Organizational Documents of the Borrower, the Delaware General Corporation Law, as amended, the rules and regulations of The Nasdaq Stock Market LLC or otherwise.

(d) Binding Effect. This Agreement has been duly executed and delivered by the Borrower and the other Loan Parties, and constitutes, and upon the execution and delivery each Loan Party signatory thereto of, the Exchange Warrant, any Additional Warrants, the Facility Agreement and each other Transaction Document being executed or amended in connection herewith or therewith will constitute, a valid and binding agreement or instrument of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(e) Non-Contravention. The execution, delivery and performance by each Loan Party of this Agreement, the Exchange Warrant, any Additional Warrants, the Facility Agreement and each other Transaction Document to which it is party, do not and will not (with or without notice, the passage of time or both) (i) violate, conflict with or cause a breach or a default under (A) any Law applicable to any Loan Party, (B) any of the Organizational Documents of any Loan Party, or (C) any agreement or instrument binding upon it, except for such violations, conflicts, breaches or defaults which, with respect to this clause (C), would not reasonably be expected to have a Material Adverse Effect or (ii) result in the creation or imposition of any Lien on any part of the properties or assets of the Borrower or any other Loan Party.

(f) Issuance of Exercise Shares. The Initial Exercise Shares issuable upon exercise of the Exchange Warrant, and the Additional Exercise Shares issuable upon exercise of any Additional Warrants, are duly authorized, and when issued in accordance with the Exchange Warrant or Additional Warrants, as applicable, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Borrower, and will not be issued in violation of, or subject to, any preemptive or similar rights of any person. The Borrower has reserved from its duly authorized capital stock a sufficient number of shares of Common Stock for issuance hereafter upon exercise of the Exchange Warrant and any Additional Warrants (plus any additional shares of Common Stock that may be issuable as a result of the anti-dilution provisions of the Exchange Warrant or any Additional Warrants), in each case, free and clear of preemptive or similar rights. As of the date hereof, the authorized shares of capital stock of the Borrower consists of 200,000,000 shares of Common Stock, of which 11,264,850 shares are issued and outstanding as of August 8, 2023, and 10,000,000 shares of preferred stock, none of which are issued and outstanding.

(g) Brokers. No broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by this agreement or any other Transaction Document, and no Loan Party has or will have any obligation to any Person in respect of any finder’s or brokerage fees, commissions or other expenses in connection herewith.

(h) SEC Reports. The Borrower has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). None of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact (and the Registration Statement, when filed, did not and will not contain any untrue statement of a material fact and did not and will not omit to state a material fact) required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the United States Securities and Exchange Commission (the “Commission” or “SEC” as applicable) with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, and such consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP).

(i) Exemption from Registration; Nasdaq. No registration under the Securities Act or any state securities laws is or will be required for the offer and issuance of the Exchange Warrant by the Borrower to the Lender as contemplated hereby or for the offer and issuance of the Initial Exercise Shares or any Additional Exercise Shares by the Borrower to the Lender as contemplated hereby and by the Exchange Warrant and the Additional Warrants. The transactions contemplated hereby or entered into in connection herewith, including the issuance of the Exchange Warrant and any Additional Warrants hereunder and the issuance and sale of the Initial Exercise Shares and Additional Exercise Shares pursuant to the terms of the Exchange Warrant and any Additional Warrants do not and will not contravene, or require stockholder approval under the rules of The Nasdaq Stock Market, any securities exchange or otherwise. The Company acknowledges and agrees that, for purposes of Rule 144 under the Securities Act, the Lender’s holding period for the Exchange Warrant and any Additional Warrants shall be deemed to have commenced on the date the Lender acquired the Note. Assuming the Lender is not as of the date of issuance, and for a period of three (3) months prior to the date of issuance has not been, an “affiliate” (as such term is used in Rule 144 under the Securities Act) of the Borrower (which the Borrower shall assume (and the Lender shall be deemed to represent) unless the Lender has otherwise advised the Borrower in writing) and in reliance on the Lender’s representations contained in Section 3.01(e) hereof, the Exchange Warrant, any Additional Warrant and, in the case of a cashless exercise of the Exchange Warrant or any Additional Warrant, the Initial Exercise Shares and the Additional Exercise Shares, will be freely tradeable by the Lender without restriction or limitation (including volume limitation), pursuant to Rule 144 under the Securities Act, and will not contain or be subject to any legend or stop transfer instructions restricting the sale or transferability thereof. The Borrower is not, and never has been, a “shell company” (as defined in Rule 12b-2 under the Exchange Act) and is not an issuer of a type identified in, or subject to, Rule 144(i)(1) under the Securities Act. The Borrower has submitted to The Nasdaq Stock Market LLC a Listing of Additional Shares Notification Form with respect to the Initial Exercise Shares and the Additional Exercise Shares and The Nasdaq Stock Market LLC has not objected to the issuance of the Initial Exercise Shares and the Additional Exercise Shares.

(j) No Integrated Offering. Neither the Borrower, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made, or will make, any offers or sales of any security or solicited, or will solicit, any offers to buy any security, under circumstances that would cause the offering and issuance of the Securities to be integrated with prior or contemporaneous offerings by the Borrower (i) for purposes of the Securities Act and which would require the registration of any such Securities under the Securities Act or (ii) for purposes of any applicable stockholder approval provisions of The Nasdaq Stock Market that would require stockholder approval for the issuance of the Exchange Warrant, any Additional Warrant, any Initial Exercise Shares or any Additional Exercise Shares.

(k) No Bad Actor Disqualification. None of the Loan Parties, any of its predecessors, any director, executive officer, other officer of any Loan Party participating in the offering of the Securities, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of any Loan Party’s outstanding voting equity securities, calculated on the basis of voting power, any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with any Loan Party at the time this representation is made, any placement agent or dealer participating in the offering of the Securities and any of such agents’ or dealer’s directors, executive officers, other officers participating in the offering of the Securities (each, a “Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). The Borrower has exercised reasonable care to determine (i) the identity of each person that is a Covered Person and (ii) whether any Covered Person is subject to a Disqualification Event. Each Loan Party has complied in all material respects, to the extent applicable, with its disclosure obligations under Rule 506(e).

(l) No Unlawful Payments. Neither the Borrower nor any other Loan Party, nor to the knowledge of the Borrower, any of its and their directors or officers or any employee, agent, affiliate, representative of or other person associated with or acting on behalf of the Borrower or any other Loan Party, has (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (d) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment.

(m) Application of Takeover Protections. The Borrower and its board of directors have taken all necessary action, if any, in order to render inapplicable the Borrower’s issuance of the Securities, and the Lender’s ownership of the Securities from the provisions of any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the organizational documents of the Borrower or the laws of the state of its incorporation which is applicable to the Lender as a result of the transactions contemplated by this Agreement, including the Borrower’s issuance of the Securities.

(n) Financial Information. All information delivered to Agent and pertaining to the financial condition of any Loan Party fairly presents in all material respects the financial position of such Loan Party as of such respective date in conformity with GAAP (and as to unaudited financial statements, subject to normal year-end adjustments and the absence of footnote disclosures). Since September 30, 2023, there has been no material adverse change in the business, operations, properties or condition (financial or otherwise) of any Loan Party.

(o) Litigation. Except as has been disclosed to Agent in writing prior to the date hereof, to the best of Borrower’s knowledge, there is no Litigation pending against, or to such Loan Party’s knowledge, threatened in writing against or affecting, any Loan Party or, to the best of such Loan Party’s knowledge, any party to any Facility Document other than a Loan Party involving more than, individually or in the aggregate, Five Hundred Thousand Dollars ($500,000). There is no Litigation pending in which an adverse decision would reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity of any of the Facility Documents.

(p) Regulated Entities. No Loan Party is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company,” all within the meaning of the Investment Company Act of 1940.

(q) Listing; Registration. The Common Stock is listed on the Principal Market. During the last twelve months, trading in the Common Stock has not been suspended by the SEC or the Principal Market. As of the date of this Agreement, other than as disclosed in the SEC Documents, neither the Borrower nor any of its Subsidiaries has received any communication, written or oral, from the SEC or the Principal Market regarding the suspension or termination of trading of the Common Stock on the Principal Market. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and neither the Borrower nor any of its Subsidiaries has taken, or presently intend to take, any action designed to terminate, or that is likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act; nor has the Borrower or any of its Subsidiaries received any notification that the SEC is contemplating terminating such registration. The Common Stock is eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, and the Borrower is eligible for and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. The transfer agent for the Common Stock is a participant in, and the Common Stock is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program. The Common Stock is not, and has not at any time been, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of transactions in shares of Common Stock through DTC.

(r) No Default. Except for (x) the Existing Events of Default and (y) any alleged Event of Default resulting from, or related to, the Borrower’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, no Event of Default, or to such Loan Party’s knowledge, Default, has occurred and is continuing. No Loan Party is in breach or default under or with respect to any contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected, which breach or default would reasonably be expected to have a Material Adverse Effect.

(s) Full Disclosure. Except for the transactions contemplated by this Agreement or disclosed in the Announcing Form 8-K, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Borrower or any of its Subsidiaries, or any of its or their business, properties, prospects, operations or financial condition, that, under applicable securities laws, is required to have been, or be, publicly disclosed by the Borrower (on SEC Form 8-K otherwise) prior to, on or within four (4) Business Days after the date this representation is made, and, in either case, that has not been publicly disclosed by the Borrower at least one (1) Business Day prior to the date this representation is made. None of the written information (financial or otherwise) furnished by or on behalf of any Loan Party to Agent or any Lender in connection with the consummation of the transactions contemplated by this Agreement or any other Facility Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made.

Article IV.
COVENANTS

Section 4.01. Reservation of Shares. On and after the Effective Time, the Borrower shall at all times reserve and keep available, free of preemptive or similar rights, a sufficient number of shares of Common Stock for the purpose of enabling the Borrower to issue all of the Initial Exercise Shares and the Additional Exercise Shares (without regard to the Beneficial Ownership Limitation (as defined in the Pre-Funded Warrant) or any other restriction or limitation upon the exercise thereof and assuming the cash exercise thereof).

Section 4.02. Blue Sky Filings. The Borrower shall take such action as is necessary in order to obtain an exemption for, or to qualify the Securities for issuance and sale to the Lender under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Lender.

Section 4.03. Disclosure; Confidentiality. The Borrower represents and warrants that, from and after the filing of the Announcing 8-K Filing (as defined below), it shall have publicly disclosed all MNPI (as defined below) provided or made available to the Lender (or the Lender’s agents or representatives) by the Borrower or any of its officers, directors, employees, Affiliates or agents in connection with the transactions contemplated by this Agreement or otherwise on or prior to the date hereof. Notwithstanding anything contained in this Agreement to the contrary, and without implication that the contrary would otherwise be true, the Borrower expressly acknowledges and agrees that, from and after the filing of the Announcing 8-K Filing, neither the Lender nor any affiliate of the Lender shall have (unless expressly agreed to by the Lender after the date hereof in a written definitive and binding agreement executed by the Borrower and the Lender or customary oral (confirmed by e-mail) “wall cross” agreement), any duty of trust or confidence with respect to, or a duty not to trade in any securities while aware of, any MNPI or any other information regarding the Borrower or any other Loan Party. The Borrower understands and acknowledges that the Lender, its affiliates and Persons acting on their behalf will rely on the representations, warranties, covenants, provisions and agreements set forth in this Section 4.03 in effecting transactions in the Securities and other securities of the Borrower and of other Persons. For the avoidance of doubt, the Borrower’s obligations under this Section 4.03 shall not be deemed to limit or otherwise modify the Borrower’s obligations under Section 5.18 of the Facility Agreement.

Section 4.04. Taxes. The Borrower shall be responsible for paying all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment or issuance made under, from the execution, delivery, performance or enforcement of, or otherwise with respect to, this Agreement.

Section 4.05. Fees and Expenses. The Borrower shall promptly reimburse the Agent and each Lender for all of its reasonable and documented out-of-pocket, costs, fees and expenses, including legal fees and expenses, incurred in connection with the negotiation and drafting of this Agreement and the other Transaction Documents and any other agreement entered into in connection herewith and the consummation of the transactions contemplated hereby and thereby.

Article V.
Reserved

Article VI.
CONDITIONS PRECEDENT.

Section 6.01. Conditions to The Lender’s Obligation. The obligation of the Lender to consummate the Exchange and the effectiveness of the waivers granted pursuant to Article II are subject to satisfaction of the following conditions on or prior to the Effective Time, provided that the conditions set forth in this Section 6.01 are for the Lender’s sole benefit and may be waived by the Lender at any time in its sole discretion by providing the Borrower with prior written notice thereof:

(a) The Borrower and each Loan Party shall have delivered to the Agent a fully executed copy of this Agreement.

(b) The Borrower shall have executed and delivered to the Agent the Exchange Warrant in accordance with Section 1.02;

(c) No stock split, stock dividend, stock combination, recapitalization or similar event, and no liquidation, dissolution or similar event, shall have been effected or authorized during the period commencing on (and including) the date of this Agreement and ending at (and including) the Effective Time;

(d) The Borrower shall have delivered to the Agent evidence of authority, officer’s certificates and good standing certificates in the jurisdiction of organization of the Borrower, in form and substance reasonably satisfactory to the Lender;

(e) On or before 5:00 p.m., New York time, on the Effective Date, the Borrower shall file with the Commission a Current Report on Form 8-K, in substantially the form of the Current Report on Form 8-K last provided to the Lender and its counsel prior to the execution of this Agreement, which shall describe all the material terms of the transactions contemplated by this Agreement, the Exchange Warrant, and the other Transaction Documents entered into pursuant to, or in connection with, this Agreement, disclose the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, attach this Agreement (including the exhibits and schedules to this Agreement not otherwise filed) and the other Transaction Documents entered into pursuant to, or in connection with, this Agreement (in each case, without any redaction therefrom) and disclose any and all other presently material non-public information regarding the Borrower, the Loan Parties, their securities, any of their Affiliates or any other Person (collectively, “MNPI”) provided or made available to the Lender (or the Lender’s agents or representatives) on or prior to the date hereof (the “Announcing 8-K Filing”).

(f) After giving effect to the temporary waiver set forth in Section 2.01(a), the representations and warranties of the Borrower and each other Loan Party contained in Section 3.02 hereof shall be true and correct in all material respects on and as of the Effective Date as though made on and as of such date (it being understood and agreed that any representations and warranties which by their terms are expressly made as of an earlier date shall be required to be true and correct in all material respects as of such earlier date); and

(g) Borrower shall have reimbursed each of the Agent and each Lender for all of its reasonable and documented and invoiced out-of-pocket, costs, fees and expenses, including legal fees and expenses, incurred in connection with the negotiation and drafting of this Agreement and the other Transaction Documents and any other agreement entered into in connection herewith and the consummation of the transactions contemplated hereby and thereby

Article VII.
MISCELLANEOUS

Section 7.01. Entire Agreement. This Agreement, together with the other Transaction Documents, contain the entire understanding of the Agent, the Lenders and the Borrower with respect to the matters covered hereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto.

Section 7.02. Amendments and Waivers. No amendment, restatement, modification, supplement, change, termination or waiver of any provision of this Agreement, and no consent to any departure by the Borrower therefrom, shall in any event be effective without the written concurrence of the Borrower and the Lender.

Section 7.03. Successors and Assigns. This Agreement shall bind and inure to the respective successors and permitted assigns of the parties hereof. No party hereunder may assign its rights or obligations hereunder without the prior written consent of the other parties hereto, except that the Lender may assign or otherwise transfer its rights hereunder in respect of any Securities to any transferee or assignee of such Securities (in whole or in part); provided that the Lender agrees in writing with the transferee or assignee to assign such rights, and such assignee or transferee agrees in writing to accept such rights subject to, and to be bound by, the terms of this Agreement, and a copy of such agreement is furnished to the Borrower after such transfer or assignment.

Section 7.04. Notices. Any notice, request or other communication to be given or made under this Agreement shall be in writing and shall be given in accordance with Section 8.1 of the Facility Agreement, the provisions of which are incorporated by reference herein, with the same force and effect as if fully set forth herein, mutatis mutandis.

Section 7.05. Governing Law; Venue; Jurisdiction; Service of Process; WAIVER OF JURY TRIAL. The provisions of Section 8.3 of the Facility Agreement are incorporated by reference herein, with the same force and effect as if fully set forth herein, mutatis mutandis.

Section 7.06. Counterparts; Effectiveness. This Agreement may be executed in several counterparts, and by each party hereto on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

Section 7.07. General Release.

(a) Effective as of the Effective Date, in consideration of, among other things, the Lender’s and Agent’s execution and delivery of this Agreement, the Borrower and each other Loan Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, the “Releasors”), hereby waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as defined below) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, liabilities, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity or upon contract or tort, or under any state or federal law or otherwise (collectively, the “Claims”), against the Agent or any Lender in their capacities as such and each of their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date of this Agreement, that relate to, arise out of or otherwise are in connection with any or all of the Transaction Documents or transactions contemplated thereby, in each case, to the extent that the applicable acts or omissions of the applicable Releasee(s) occurred on or prior to the date of this Agreement (collectively, the “Released Matters”); provided that this Section 7.07(a) shall not release any Releasee from (i) its duties, obligations and agreements specifically set forth in this Agreement and (ii) any Released Matters arising from the bad faith, gross negligence, willful misconduct or actual fraud of any Releasee.

(b) Each of the Releasors, hereby absolutely, unconditionally and irrevocably, covenants and agrees with, and in favor of, each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrower or the other Loan Parties pursuant to Section 7.07(a) hereof; provided that this Section 7.07(b) shall not restrict, inhibit or otherwise prevent any Releasor from seeking declaratory judgment (or other declaratory relief), asserting any defenses or counterclaims resulting from, or related to, claims brought against the such Releasor by any Releasee (including any claims brought by any Releasee with respect to any alleged Event of Default resulting from, or related to, the Borrower’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022). If the Borrower, the Loan Parties or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, the Borrower and the other Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

Section 7.08. No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person (other than the parties to this Agreement) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except that the Releasees shall be deemed to be express third party beneficiaries of Section 7.07.

Section 7.09. Remedies; Specific Performance. The rights and remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under the Facility Agreement, the Note, the Exchange Warrant, any Additional Warrants, the other Transaction Documents and/or otherwise at law or in equity. No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy, and nothing herein shall limit the Agent’s or the Lender’s right to pursue actual damages for any failure by the Borrower to comply with the terms of this Agreement, the Facility Agreement, the Exchange Warrant, any Additional Warrants, the Note and the other Transaction Documents. The parties to this Agreement agree that irreparable damage would occur and that the parties to this Agreement would not have any adequate remedy at law in the event that any of the provisions of this Agreement, the Facility Agreement, the Exchange Warrant, any Additional Warrants, or any other Transaction Document were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, the Facility Agreement, the Exchange Warrant, any Additional Warrants, or any other Transaction Document and to enforce specifically the terms and provisions of this Agreement, the Facility Agreement, the Exchange Warrant, any Additional Warrants, and the other Transaction Documents, in each case, without the necessity of posting bond or other security or showing actual damages, and this being in addition to any other remedy to which such party is entitled at law or in equity.

Section 7.10. Effect of Headings. The division of this Agreement into Articles and Sections and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions.

Section 7.11. Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

Section 7.12. Reservation of Rights. Neither the Agent nor the Lender has hereby waived any of the Agent’s or Lender’s rights or remedies arising from any breach or default or any right otherwise available under the Facility Agreement, any other Transaction Document or at law or in equity as to the Note. Each of the Agent and the Lender expressly reserves all such rights and remedies.

Section 7.13. Interpretation. The provisions of Section 1.2 of the Facility Agreement are incorporated by reference herein, with the same force and effect as if fully set forth herein, mutatis mutandis.

Section 7.14. Further Assurances. The parties hereby agree, from time to time, as and when reasonably requested by any other party hereto, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including secretary’s certificates, stock powers and irrevocable transfer agent instructions, and to take or cause to be taken such further or other action, as any party may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement, including the issuance and delivery of the Securities.

Section 7.15. Payment Set Aside. Notwithstanding anything to the contrary contained herein, if any payment or transfer (or any portion thereof) to the Agent or any Lender shall be subsequently invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, avoided, rescinded, set aside or otherwise required to be return or repaid, whether in bankruptcy, reorganization, insolvency or similar proceedings involving the Borrower or otherwise, then the Obligations purportedly satisfied with such payment or transfer, to the extent that such payment is or must be invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, avoided, rescinded, set aside or otherwise required to be return or repaid, shall immediately be reinstated, without need for any action by any Person, and shall be enforceable against the Borrower, any guarantor and their successors and permitted assigns as if such payment had never been made (in which case this Agreement shall in no way impair the claims of the Agent or the Lender with respect to such payment or transfer). The provisions of this Section 7.15 shall survive the satisfaction in full of the Obligations and the termination of the Facility Agreement.

Section 7.16. No Modification; Facility Agreement. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Facility Agreement, the Note or any of the other Facility Document. Except as expressly stated herein, the Agent and Lender reserve all rights, privileges and remedies under the Facility Documents. Except as amended or consented to hereby, the Facility Agreement and other Facility Documents remain unmodified and in full force and effect. The parties hereto acknowledge and agree that this Agreement and each other Transaction Document shall constitute a Facility Document, and that each Facility Document shall constitute a Transaction Document.

Section 7.17. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms as of the date hereof all of its payment and performance obligations, contingent or otherwise, under each of the Facility Documents to which it is a party (after giving effect hereto) and, (b) to the extent such Loan Party granted Liens on or security interests in any of its property pursuant to any such Facility Documents as security for or otherwise guaranteed the Liabilities of the Borrower under or with respect to the Facility Documents, ratifies and reaffirms as of the date hereof such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and liens hereafter secure all of the Liabilities as amended hereby. Each of the Loan Parties hereby consents to this Agreement and each of the other Facility Documents remains in full force and effect and is hereby ratified and reaffirmed as of the date hereof. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or Lender, constitute a waiver of any provision of any of the Facility Documents or serve to effect a novation of the Liabilities.

Section 7.18. No Fiduciary Relationship. The provisions of Section 8.26 of the Facility Agreement are incorporated by reference herein, with the same force and effect as if fully set forth herein, mutatis mutandis.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date first written above.

THE BORROWER:

SIENTRA, INC.

By:	/s/ Andrew Schmidt
Name:	Andrew Schmidt
Title:	CFO

OTHER LOAN PARTIES:

MIST HOLDINGS, INC.

By:	/s/ Andrew Schmidt
	Name:	Andrew Schmidt
	Title:	CFO

MIST, INC.

By:	/s/ Andrew Schmidt
	Name:	Andrew Schmidt
	Title:	CFO

MIST INTERNATIONAL, INC.

By:	/s/ Andrew Schmidt
	Name:	Andrew Schmidt
	Title:	CFO

[Signature Page to Temporary Waiver and Exchange Agreement]

AGENT AND LENDER:

DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P., its General Partner
By:	J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

[Signature Page to Temporary Waiver and Exchange Agreement]

Exhibit A

Form of Pre-Funded Warrant